Exhibit 10.2

Form of Option Agreement between Cannamed Corporation and Paul Shively

 THIS OPTION AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

CANNAMED CORPORATION

OPTION AGREEMENT

Option to Purchase	Grant Date
400,000	May 2, 2014
Share of Common Stock

THIS OPTION AGREEMENT, by and between Paul Shively, an individual residing in California ("Holder"), and Cannamed Corporation, a Nevada corporation (the "Company"), certifies that Holder has the right to purchase the number of fully paid and non-assessable shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), set forth above (the “Shares”), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 4 below in accordance with the Vesting Schedule set forth in Section 3.

Holder agrees that this Option Agreement (this “Option”) is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein set forth, Holder and the Company agree as follows:

 1.                  Purpose.  The purpose of this Option, a nonqualified stock option, is to compensate, retain, and motivate Holder, the Company’s Chief Financial Officer.

2.                  Date of Grant and Term.  This Option shall be deemed to be granted as of the date set forth above, which shall be the day on which this Option was formally granted by the Company’s Board of Directors (“Date of Grant”). The Option, which is effective on the Date of Grant, shall expire and no longer be exercisable by Holder three years from the last vesting date(“Option Term”). No portion of this Option may be exercised after the expiration of the Option Term.

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3.                  Exercise.

(a)                Vesting and Manner of Exercise.  100,000 shares (i.e., 25%) underlying the Option shall vest and become exercisable on October 28, 2014, which is the six month anniversary of Holder’s Employment Agreement.  After the six month anniversary of the Employment Agreement, the remaining 300,000 shares underlying the Option shall vest and become exercisable in equally monthly installments of 16,667.66 shares over the next 18 months (the “Vesting Schedule”). A Change of Control shall cause the entire Option to immediately vest and become exercisable (see Section 6(c)). During the Option Term, vested portions of this Option may be exercised upon surrender of this Option, with the Exercise Form attached hereto as Exhibit A (the “Exercise Form”) duly completed and executed, together with the full Exercise Price (as defined below) for each share of Common Stock as to which this Option is exercised, to one of the Company’s officers or directors at 350 N. Glendale, CA 91206, or at such other office or agency as the Company may designate in writing, by overnight mail (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Option"). The Option may not be exercisable with respect to fractional shares.

(b)               Method of Payment. Payment of the Exercise Price shall, at the election of Holder, be by cash, check, or shares of the Company’s Common Stock already owned by Holder.

(c)                Date of Exercise.  The Date of Exercise shall be defined as the date the original Exercise Form is received by one of the Company’s officers or directors.  The Company shall not be required to deliver the shares of Common Stock to the Holder until the requirements of Section 3(a) above are satisfied.

(d)               Delivery of Shares of Common Stock upon Exercise.  Upon any exercise of this Option, the Company shall use its reasonable best efforts to deliver, or shall cause its transfer agent to deliver, a stock certificate or certificates representing the number of shares of Common Stock into which this Option was exercised as soon as practicable (the “Share Delivery Deadline”) after the date that all of the following have been received by the Company: (i) the original completed and executed Exercise Form, (ii) the original Option and (iii) the Exercise Price (collectively, the “Receipt Date”).  Such stock certificates shall contain a legend restricting transfer unless a registration statement covering the resale of such shares of Common Stock is in effect at the time of such exercise or Rule 144 is available.

(e)                Cancellation of Option.  This Option shall be cancelled upon the Exercise of this Option, and, as soon as practicable after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Option, and if this Option is not exercised in full, Holder shall be entitled to receive a new Option (containing terms identical to this Option) representing any unexercised portion of this Option in addition to such Common Stock.

(f)                Holder of Record.  Each person in whose name any Option for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise of this Option, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Option.  Nothing in this Option shall be construed as conferring upon Holder any rights as a stockholder of the Company.

4.                  Option Exercise Price. The Exercise Price (“Exercise Price”) shall equal $1.85 per share.

5.                  No Transfer. This Option is not transferable by Holder under any circumstances.

6.                  Anti-Dilution Adjustments and Change of Control.

(a)        Recapitalization or Reclassification.  If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Option shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of decrease in the number of shares, proportionally increased.

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 (b)       Exercise Price Adjusted.  As used in this Option, the term Exercise Price shall mean the purchase price per share specified in Section 4 of this Option, until the occurrence of an event stated in subsection (a) of this Section 6, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of this Option.  No such adjustment under this Section 6 shall be made unless such adjustment would change the Exercise Price at the time by $0.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $0.01 or more. No adjustment made pursuant to any provision of this Section 6 shall have the net effect of increasing the Exercise Price in relation to the split adjusted and distribution adjusted price of the Common Stock.

 (c)       Consolidation, Merger, and Sale of the Company. If a Change of Control (as defined below) occurs and irrespective of whether this Option is being assumed, substituted, exchanged or terminated in connection with the Change of Control, the vesting and exercisability of this Option shall accelerate such that this Option shall become vested and exercisable to the extent of 100% of the Shares then unvested, effective as of immediately prior to consummation of the Change of Control.  For purposes of this Agreement, a “Change of Control”’ means either: (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including without limitation, any reorganization, merger or consolidation or stock transfer), unless the Company’s stockholders of record immediately prior to such transaction or series of related transactions hold, immediately after such transaction or series of related transactions, at least 50% of the voting power of the surviving or acquiring entity (provided that the sale by the Company of its securities for the purpose of raising additional funds shall not constitute a Change of Control hereunder); or (ii) a sale of all or substantially all of the assets of the Company.

    7.      Separation from Service.  If Holder terminates his employment and directorship, if any, for any reason other than death, disability, or cause, which shall include but shall not be limited to a breach of the Executive Employment Agreement between the parties, prior to the expiration of the initial two year two described therein, then vesting shall automatically cease and Holder shall have the right to exercise the Option to the extent vested at termination for a period of six months. After that six month period following separation from service, this Option shall automatically terminate. If Holder’s Executive Employment Agreement runs its entire two year term without termination and the Option is fully vested, separation from service shall not affect Holder’s ability to exercise the Option under the terms of this Agreement. If Holder’s service as an officer and/or director is terminated for cause, then the Option shall automatically terminate and may not be exercised. In the event of death or disability, the Option may be exercised to the extent vested at termination for a period of one year following the termination of Holder’s service.

8.                  Reservation of Shares.  The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Option and payment of the Exercise Price. The Company covenants and agrees that upon the Exercise of this Option, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

9.                  Registration or Exemption Required.  Holder understands and acknowledges that this Option and the Shares are offered pursuant to exemptions provided by both the Securities Act and applicable state laws and therefore the Shares purchased pursuant to this Option Agreement are not registered with the Securities and Exchange Commission. As such, the Shares may not be transferred in the absence of an effective registration under the Act or an opinion of counsel acceptable to the Company and its counsel that such registration is not required.

10.              Benefits of this Option.  Nothing in this Option shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Option and this Option shall be for the sole and exclusive benefit of the Company and Holder.

11.              Applicable Law.  This Option is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of California, without giving effect to conflict of law provisions thereof. Any dispute arising under this Option shall be resolved in the state or federal courts located in Los Angeles County, California.

12.              Loss of Option.  Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Option, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Option, if mutilated, the Company shall execute and deliver a new Option of like tenor and date.

13.              Notice or Demands.  Notices or demands pursuant to this Option to be given or made by Holder to or on the Company shall be sufficiently given or made if sent by overnight mail addressed to350 N. Glendale Ave., Suite B#212, Glendale, CA, until another address is designated in writing by the Company.Notices or demands pursuant to this Option to be given or made by the Company to or on Holder shall be sufficiently given or made if sent by overnight mail addressed to 6303 Owensmouth Ave., Woodland Hills, CA 91367, until another address is designated in writing by Holder.

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14.              Rights of the Holder.  The Holder shall not, by virtue of anything contained in this Option or otherwise, prior to exercise of this Option, be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including without limitation, the right to receive dividends or to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company or any other matter.

15.              Investment Intent.  Holder represents to the Company that Holder is acquiring the Option and Shares for investment and with no present intention of distributing or reselling any of the Shares.

16.              Accredited Investor.  Holder is an “Accredited Investor” as defined in Regulation D of the Act.

17.              Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all proposes be deemed to be an original, and such counterparts shall together constitute by one and the same instrument.

IN WITNESS WHEREOF, the undersigned has executed this Option as of the ______ day of ____________________, 2014.

   CANNAMED CORPORATION

By:    Jordan Shapiro
                 Jordan Shapiro, CEO

                                                                                    HOLDER

                                                                                    By: Paul Shively

                                                                                          Paul Shively, Individual

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EXHIBIT A

EXERCISE FORM FOR OPTION

TO:  CANNAMED CORPORATION

The undersigned hereby irrevocably exercises the right to purchase ____________ shares of Common Stock (the “Common Stock”) of Cannamed Corporation, a Nevada corporation (the “Company”), evidenced by the attached Option (the “Option”), and herewith makes payment of the exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Option.

1.                  The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Option, except in accordance with the provisions of Section 9 of the Option.

2.                  The undersigned acknowledges that he or she is an “Accredited Investor” within the meaning of Regulation D of the Securities Act of 1933 and that the Option and underlying shares are being acquired for his or her own account.

3.                  The undersigned requests that an Option representing any unexercised portion hereof be issued, pursuant to the Option in the name of the undersigned and delivered to the undersigned at the address set forth below:

Dated:

Signature

Print Name

Address

City, State and Zip

________________________________________________________________________

NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Option in every particular, without alteration or enlargement or any change whatsoever.

________________________________________________________________________

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